INCOME TAXES	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
14. INCOME TAXES

Deferred income taxes result from the temporary differences arising from the use of accelerated depreciation methods for income tax purposes and the straight-line method for financial statement purposes, and an accumulation of net operating loss carryforwards for income tax purposes with a valuation allowance against the carryforwards for book purposes.

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. Included in deferred tax assets are Federal and State net operating loss carryforwards of approximately $1.4 million, which will expire through 2032.  The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income, and tax planning strategies in making this assessment. Due to significant changes in the Company's ownership, the Company's future use of its existing net operating losses may be limited.

The provision (benefit) for income taxes for the years ended December 31, 2014 and 2013 consist of the following:

	2014	2013

Current	$-	$-
Deferred	-	-
Total	$-	$-

The provision (benefit) for income taxes differs from the amount of income tax determined by applying the applicable statutory income tax rate of 39.6% for the December 31, 2014 and 2013 to the loss before taxes as a result of the following differences:

	2014	2013
Income (loss) before income taxes	$(3,730,948)	$(1,486,257)
Statutory tax rate	39.6%	39.6%
Total tax at statutory rate	(1,477,455)	(558,558)
Temporary differences	37,500	(40,000)
Permanent difference – meals and entertainment	13,100	3,000
Permanent differences- non cash compensation, derivatives and discount amortization	880,000	1,054,220
Total	(546,855)	458,662
Changes in valuation allowance	546,855	(458,662)

Income tax expense	$-	$-

Deferred income taxes reflect the tax impact of temporary differences between the amounts of assets and liabilities for financial reporting purposes and such amounts as measured by tax laws and regulations.

Deferred income taxes include the net tax effects of net operating loss (NOL) carryforwards and the temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.  As of December 31, 2014 and 2013 significant components of the Company's deferred tax assets are as follows:

	2014	2013
Deferred Tax Assets (Liabilities):
Net operating loss carryforwards	$1,014,000	$529,000
Allowance for doubtful accounts	11,000	42,000
Intangible assets	(1,781,000)
Property and equipment	(87,000)	(20,000)
Net deferred tax assets (liabilities)	(843,000)	551,000
Valuation allowance	(226,000)	(551,000)
Net deferred tax assets (liabilities)	$(1,069,000)	$-

The Company’s tax returns for the previous three years remain open for audit by the respective tax jurisdictions.